SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 13, 2003

Commission File Number 0-23155

TRIMERIS, INC.

(Exact name of registrant)

Delaware	56-1808663
(State of organization)	(I.R.S. Employer Identification Number)

3518 Westgate Drive, Suite 300,

Durham, North Carolina 27707

(Address of principal executive offices and zip code)

(919) 419-6050

(Registrant’s telephone number)

ITEM	7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.
99.1	Press Release dated May 13, 2003

ITEM	9. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition”:

On May 13, 2003, Trimeris, Inc. issued a press release reporting its financial results for the three months ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ DANI P. BOLOGNESI
Dani P. Bolognesi
Chief Executive Officer and
Chief Scientific Officer

Dated May 12, 2003

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